UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

Knightscope, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41248	46-2482575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1070 Terra Bella Avenue

Mountain View, California 94043

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (650) 924-1025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	KSCP	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 4, 2022, Knightscope, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with B. Riley Principal Capital, LLC (“B. Riley Principal Capital”). Pursuant to the Purchase Agreement, subject to the satisfaction of the conditions set forth in the Purchase Agreement, the Company will have the right to sell to B. Riley Principal Capital, up to the lesser of (i) $100,000,000 of newly issued shares (the “Shares”) of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and (ii) the Exchange Cap (as defined below) (subject to certain additional limitations contained in the Purchase Agreement), from time to time during the term of the Purchase Agreement. Sales of Class A Common Stock pursuant to the Purchase Agreement, and the timing of any sales, are solely at the option of the Company, and the Company is under no obligation to sell any securities to B. Riley Principal Capital under the Purchase Agreement.

Upon the initial satisfaction of the conditions to B. Riley Principal Capital’s purchase obligations set forth in the Purchase Agreement (the “Commencement”), including that a registration statement registering under the Securities Act of 1933, as amended (the “Securities Act”), the resale by B. Riley Principal Capital of shares of Class A Common Stock issued to it by the Company under the Purchase Agreement, which the Company agreed to file with the Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement, is declared effective by the SEC and a final prospectus relating thereto is filed with the SEC, the Company will have the right, but not the obligation, from time to time at the Company’s sole discretion over the 24-month period from and after the date on which the Commencement occurs (the “Commencement Date”), subject to the continued satisfaction of conditions set forth in the Purchase Agreement, to direct B. Riley Principal Capital to purchase a specified amount of shares of Class A Common Stock, not to exceed 33.0% of the Purchase Volume Reference Amount (as defined below) (the “Maximum Purchase Amount”) applicable to such Purchase (and subject to certain additional limitations set forth in the Purchase Agreement) (each, a “Purchase”), by timely delivering written notice (the “Purchase Notice”) to B. Riley Principal Capital prior to the commencement of trading of the Class A Common Stock on The Nasdaq Global Market (“Nasdaq”) on any trading day (the “Purchase Date”), so long as, (i) the closing sale price of the Class A Common Stock on the trading day immediately prior to such Purchase Date is not less than $1.00 (subject to adjustment as set forth in the Purchase Agreement) (the “Threshold Price”) and (ii) all shares of Class A Common Stock subject to all prior Purchases and all prior Intraday Purchases (as defined below) by B. Riley Principal Capital under the Purchase Agreement have been received by B. Riley Principal Capital prior to the time such Purchase Notice is delivered by the Company to B. Riley Principal Capital.

The per share purchase price for the shares of Class A Common Stock that the Company elects to sell to B. Riley Principal Capital in a Purchase pursuant to the Purchase Agreement, if any, will be determined by reference to the volume weighted average price of the Class A Common Stock (the “VWAP”) during the full primary (or “regular”) trading session on Nasdaq on the applicable Purchase Date, calculated in accordance with the Purchase Agreement, or, if the total aggregate number (or “volume”) of shares of Class A Common Stock traded on Nasdaq reaches a certain threshold amount (calculated in accordance with the Purchase Agreement) prior to the official close of the regular trading session on Nasdaq on such Purchase Date, then the VWAP will be calculated only for the period beginning at the official open (or “commencement”) of the regular trading session and ending at the time the volume of shares of Class A Common Stock traded on Nasdaq reaches such threshold amount (such period for each Purchase, the “Purchase Valuation Period”), less a fixed 3.0% discount to the VWAP for such Purchase Valuation Period.

The “Purchase Volume Reference Amount” is defined in the Purchase Agreement as such number of shares of Class A Common Stock equal to the quotient obtained by dividing (i) the total aggregate volume of shares of Class A Common Stock traded during the full regular trading sessions on Nasdaq during the 10 consecutive trading day period ending on (and including) the trading day immediately preceding the Purchase Date for such Purchase, by (ii) 10.

In addition to the regular Purchases described above, if either (i) the Company does not effect a regular Purchase on a trading day that it otherwise could have selected as a Purchase Date for a regular Purchase pursuant to the Purchase Agreement (or the Company fails to timely deliver to B. Riley Principal Capital a Purchase Notice for a regular Purchase on such trading day) or (ii) the Company has timely delivered a Purchase Notice for a regular Purchase on a Purchase Date, and the Purchase Valuation Period for such Purchase has ended prior to 1:30 p.m., Eastern time, on such Purchase Date, then, in either case, the Company shall also have the right, but not the obligation, subject to the continued satisfaction of conditions set forth in the Purchase Agreement, to direct B. Riley Principal Capital to purchase, on such same Purchase Date, an additional specified amount of Class A Common Stock, not to exceed the applicable Maximum Purchase Amount for such purchase (and subject to certain additional limitations set forth in the Purchase Agreement) (each, an “Intraday Purchase”), by the delivery to B. Riley Principal Capital of an irrevocable written purchase notice, after 10:00 a.m., Eastern time (and after the Purchase Valuation Period(s) for any prior regular Purchase and/or prior Intraday Purchase(s) effected on the same Purchase Date (if any) have ended), and prior to 1:30 p.m., Eastern time, on such Purchase Date (each, an “Intraday Purchase Notice”), so long as, (i) the closing sale price of the Class A Common Stock on the trading day immediately prior to such Purchase Date is not less than the Threshold Price and (ii) all shares of Class A Common Stock subject to all prior Purchases and all prior Intraday Purchases by B. Riley Principal Capital under the Purchase Agreement have been received by B. Riley Principal Capital prior to the time such Intraday Purchase Notice is delivered by the Company to B. Riley Principal Capital.

The per share purchase price for the shares of Class A Common Stock that the Company elects to sell to B. Riley Principal Capital in an Intraday Purchase pursuant to the Purchase Agreement, if any, will be calculated in the same manner as in the case of a regular Purchase, provided that the VWAP for such Intraday Purchase will be measured during the portion of the normal trading hours on Nasdaq on the applicable Purchase Date that will begin 30 minutes after the latest of (i) the time that the applicable Intraday Purchase Notice is timely received by B. Riley Principal Capital, (ii) the time that the Purchase Valuation Period for any prior regular Purchase effected on the same Purchase Date (if any) has ended and (iii) the time that the Intraday Purchase Valuation Period (defined below) for the most recent prior Intraday Purchase effected on the same Purchase Date (if any) has ended, and ending at the earlier of (x) the official close of the regular trading session on Nasdaq on such Purchase Date and (y) the time the volume of shares of Class A Common Stock traded on Nasdaq reaches a certain threshold amount calculated in accordance with the Purchase Agreement (such period for each Intraday Purchase, the “Intraday Purchase Valuation Period”), less a fixed 3.0% discount to the VWAP for such Intraday Purchase Valuation Period.

There is no upper limit on the price per share that B. Riley Principal Capital could be obligated to pay for the Class A Common Stock the Company may elect to sell to it in any Purchase or any Intraday Purchase under the Purchase Agreement. The purchase price per share of Class A Common Stock that the Company may elect to sell to B. Riley Principal Capital in a Purchase and an Intraday Purchase under the Purchase Agreement will be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the applicable Purchase Valuation Period for such Purchase or during the applicable Intraday Purchase Valuation Period for such Intraday Purchase.

From and after Commencement, the Company will control the timing and amount of any sales of Class A Common Stock to B. Riley Principal Capital. Actual sales of shares of Class A Common Stock to B. Riley Principal Capital under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among other things, market conditions, the trading price of the Class A Common Stock and determinations by the Company as to the appropriate sources of funding for its business and its operations.

Under the applicable Nasdaq rules, in no event may the Company issue to B. Riley Principal Capital under the Purchase Agreement more than 6,847,787 shares of Class A Common Stock, which number of shares is equal to 19.99% of the sum of (i) shares of the Class A Common Stock and (ii) shares of the Company’s Class B common stock, par value $0.001 per share, in each case, issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), unless (a) the Company obtains stockholder approval to issue shares of Class A Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq rules, or (b) the average price per share paid by B. Riley Principal Capital for all of the shares of Class A Common Stock that the Company directs B. Riley Principal Capital to purchase from the Company pursuant to the Purchase Agreement, if any, equals or exceeds $4.6802 per share (representing the lower of the official closing price of the Class A Common Stock on Nasdaq on the trading day immediately preceding the date of the Purchase Agreement and the average official closing price of the Class A Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Purchase Agreement, as adjusted in accordance with applicable Nasdaq rules). Moreover, the Company may not issue or sell any shares of Class A Common Stock to B. Riley Principal Capital under the Purchase Agreement which, when aggregated with all other shares of Class A Common Stock then beneficially owned by B. Riley Principal Capital and its affiliates (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 13d-3 promulgated thereunder), would result in B. Riley Principal Capital beneficially owning more than 4.99% of the outstanding shares of Class A Common Stock.

The net proceeds under the Purchase Agreement to the Company will depend on the frequency and prices at which the Company sells shares of its Class A Common Stock to B. Riley Principal Capital. The Company currently expects that any proceeds received by it from such sales to B. Riley Principal Capital will be used to fund new technology development, new machines-in-network, general corporate and business purposes, and potential acquisitions.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement or Registration Rights Agreement, except the Company is prohibited (with certain specified exceptions) from effecting or entering into an agreement to effect certain “Variable Rate Transactions” (as defined in the Purchase Agreement), which include issuances of Class A Common Stock or securities exercisable, exchangeable or convertible into Class A Common Stock issued or issuable at a future-determined price or a price that varies or floats based on the market price of the Class A Common Stock, including an “equity line” with a third party, or any similar continuous offering of equity securities of the Company. B. Riley Principal Capital has agreed that none of B. Riley Principal Capital, its sole member, any of their respective officers, or any entity managed or controlled by B. Riley Principal Capital or its sole member will engage in or effect, directly or indirectly, for its own account or for the account of any other of such persons or entities, any short sales of the Class A Common Stock or hedging transaction that establishes a net short position in the Class A Common Stock during the term of the Purchase Agreement.

 The Purchase Agreement will automatically terminate on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the Commencement Date, (ii) the date on which B. Riley Principal Capital shall have purchased from the Company under the Purchase Agreement shares of Class A Common Stock for an aggregate gross purchase price of $100,000,000, (iii) the date on which the Class A Common Stock shall have failed to be listed or quoted on Nasdaq or another U.S. national securities exchange identified as an “eligible market” in the Purchase Agreement, (iv) the 30th trading day after the date on which a voluntary or involuntary bankruptcy proceeding involving the Company has been commenced that is not discharged or dismissed prior to such trading day, and (v) the date on which a bankruptcy custodian is appointed for all or substantially all of the Company’s property or the Company makes a general assignment for the benefit of creditors. The Company has the right to terminate the Purchase Agreement at any time after Commencement, at no cost or penalty, upon five trading days’ prior written notice to B. Riley Principal Capital. B. Riley Principal Capital has the right to terminate the Purchase Agreement upon five trading days’ prior written notice to the Company upon the occurrence of certain events set forth in the Purchase Agreement. The Company and B. Riley Principal Capital may also agree to terminate the Purchase Agreement by mutual written consent. In any case, no termination of the Purchase Agreement will be effective during the pendency of any Purchase that has not then fully settled in accordance with the Purchase Agreement. Neither the Company nor B. Riley Principal Capital may assign or transfer its respective rights and obligations under the Purchase Agreement or the Registration Rights Agreement.

 As consideration for B. Riley Principal Capital’s commitment to purchase shares of Class A Common Stock at the Company’s direction upon the terms and subject to the conditions set forth in the Purchase Agreement, upon execution of the Purchase Agreement, the Company issued 98,888 shares of Class A Common Stock to B. Riley Principal Capital as initial commitment shares. In addition, (i) upon the Company’s receipt of total aggregate gross cash proceeds equal to $25,000,000 as payment by B. Riley Principal Capital for all shares of Class A Common Stock purchased in all Purchases and Intraday Purchases (as applicable) effected by the Company pursuant to the Purchase Agreement, the Company will issue 59,333 additional shares of Class A Common Stock to B. Riley Principal Capital as additional commitment shares, and (ii) upon the Company’s receipt of total aggregate gross cash proceeds equal to $50,000,000 from B. Riley Principal Capital under the Purchase Agreement, the Company will issue an additional 39,555 shares of Class A Common Stock to B. Riley Principal Capital as additional commitment shares, totaling 98,888 additional commitment shares (in addition to the 98,888 initial commitment shares the Company issued to B. Riley Principal Capital upon execution of the Purchase Agreement).

 The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to, and incorporate herein by reference, the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively.

 This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale, of shares of Class A Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

 Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

In the Purchase Agreement, B. Riley Principal Capital represented to the Company, among other things, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act. The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to B. Riley Principal Capital in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On April 4, 2022, the Company issued a press release (the “Press Release”) announcing the entry into the Purchase Agreement. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Common Stock Purchase Agreement, dated April 4, 2022, by and between Knightscope, Inc. and B. Riley Principal Capital, LLC.
10.2	Registration Rights Agreement, dated April 4, 2022, by and between Knightscope, Inc. and B. Riley Principal Capital, LLC.
99.1	Press Release, dated April 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

knightscope, INC.

Date: April 5, 2022	By:	/s/ William Santana Li
	Name:	William Santana Li
	Title:	Chairman and Chief Executive Officer